UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2006

  MARKLAND TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

Florida	000-28863	84-1331134
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

88 Royal Little Drive, Providence, RI	02904
(Address of Principal Executive Offices)	(Zip Code)

(617) 973-5104

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement.
Item 3.02.     Unregistered Sales of Equity Securities.

Redemption and Securities Purchase Agreement and Related Agreements

On March 24, 2006, Markland Technologies, Inc. (the “Company”) entered into a Redemption and Securities Purchase Agreement (the “Redemption Agreement”) with four of the Company’s existing stockholders (the “Investors”). A copy of the Redemption Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Redemption of Series D Preferred Stock and Other Securities and Issuance of Series E Preferred Stock

Pursuant to the Redemption Agreement, the Company agreed to acquire from the Investors (i) an aggregate of 7,290 shares of the Company’s Series D Convertible Preferred Stock (“Series D Preferred Stock”), (ii) an aggregate of 32,438,910 shares of the Company’s Common Stock and (iii) warrants to purchase an aggregate of 2,406,910 shares of the Company’s Common Stock, in exchange for an aggregate of 945 shares of the Company’s newly-created Series E Preferred Stock (the terms of which are outlined below). This exchange is expected to close on or about March 30, 2006.

The following table illustrates the number of shares of Series E Preferred Stock to be received by each Investor in exchange for their holdings of the Company’s Series D Preferred Stock, Common Stock and Warrants:

Investor	Series D Preferred Stock Being Redeemed	Common Stock Being Redeemed	Warrants Being Redeemed	Series E Preferred Stock Being Issued in Redemption

James LLC	5,880	0	1,088,160	670

Southridge Partners LP	1,160	25,563,910	1,318,750	223

Southshore Capital Fund Ltd.	250	3,125,000	0	39

Brittany Capital Management, Ltd.	0	3,750,000	0	13

Total:	7,290	32,438,910	2,406,910	945

One of the Investors, James LLC, also agreed to purchase up to an additional 187 shares of Series E Preferred Stock at a price per share of $13,950. The sale of these shares will take place in six (6) tranches over the course of six (6) closings as follows:

Anticipated Closing Date	Shares of Series E Preferred Stock to be Purchased	Gross Proceeds

March 30, 2006	20	$279,000
April 13, 2006	25	$348,750
April 27, 2006	25	$348,750
May 11, 2006	25	$348,750
May 25, 2006	25	$348,750
June 8, 2006*	67*	$934,650*

* The number of shares of Series E Preferred Stock to be sold at this closing is subject to reduction in certain instances, as set forth in the Redemption Agreement.

Terms of the Series E Preferred Stock

Each share of Series E Preferred Stock is convertible, at the option of the holder, into either (i) 3,000 shares of the common stock (“Technest Common Stock”) of Technest Holdings, Inc., a Nevada corporation and a majority-owned subsidiary of the Company (“Technest”), or (ii) 697,500 shares of the Company’s Common Stock. However, the Series E Preferred Stock can be converted only to the extent that the holder will not, as a result of the conversion, hold in excess of 9.999% of the total outstanding shares of Technest Common Stock (with respect to conversions into Technest Common Stock) or 9.999% of the outstanding shares if the Company’s Common Stock (with respect to conversions into the Company’s Common Stock). The shares of Technest Common Stock underlying the Series E Preferred Stock are shares that are currently outstanding and held by the Company. The Series E Preferred Stock does not accrue dividends. The Series E Preferred Stock has no specified liquidation preference -- the only rights the holders of Series E Preferred Stock have in liquidation is to convert the Series E Preferred Stock into either Technest Common Stock or the Company’s Common Stock. A copy of the Articles of Amendment to the Company’s Articles of Incorporation creating the Series E Preferred Stock is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Registration Rights

The Company also granted the Investors certain registration rights with respect to the shares of Technest Common Stock underlying their shares of Series E Preferred Stock pursuant to a Registration Rights Agreement, dated March 24, 2006 (the “Registration Rights Agreement”), between the Company and the Investors. Under this agreement, the Company is obligated to cause Technest to file a registration statement on Form SB-2 with the Securities and Exchange Commission (the “SEC”) registering the resale of the shares of Technest Common Stock underlying the Series E Preferred Stock.  Under certain circumstances, including in the event the registration statement is not declared effective by the SEC within 90 days following the initial closing date, the Company will be being obligated to pay certain liquidated damages to the Investors in the form of additional shares of Technest Common Stock. A copy of the Registration Rights Agreement is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Escrow Arrangement

In order to secure the conversion rights associated with the Series E Preferred Stock and the potential payment of liquidated damages under the Registration Rights Agreement, the Company deposited an aggregate of 4,304,000 shares of Technest Common Stock into an escrow account. In connection therewith, the Company and the Investors entered into an Escrow Agreement, dated March 24, 2006 (the “Escrow Agreement”), which is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

Restrictions on Sales of Technest Common Stock

Pursuant to the terms of the Redemption Agreement, the Company has agreed that, subject to certain specified exceptions, for up to two (2) years following the initial closing (the “Restriction Period”), the Company will not sell or transfer any shares of Technest Common Stock (or securities convertible into Technest Common Stock) without the consent of a majority in interest of the Investors. With respect to certain sales of Technest Common Stock allowed during the Restriction Period, the Company had granted the Investors certain rights of first refusal and tag-along rights. Furthermore, for the 10-month period following the Restriction Period, the Company has agreed that it will not sell more than 10% of its shares of Technest Common Stock into the open market during any calendar month, subject to adjustment based on the trading price of Technest Common Stock. Each Investor has also agreed that (i) it will not convert more that 10% of its shares of Series E Preferred Stock during any calendar month and (ii) it will not sell more than 10% of its shares of Technest Common Stock into the open market during any calendar month, subject to adjustment based on the trading price of Technest Common Stock.

Anti-Dilution Protection

Under the terms of the Redemption Agreement, under certain circumstances involving subsequent sales of Technest Common Stock, the Company will be obligated to deliver to the Investors additional shares of Technest Common Stock and/or cash.

Securities Act Exemption

The issuance of the Series E Preferred Stock to the Investors, as described above, was not registered under the Securities Act, but was made in reliance upon the exemptions from registration requirements of the Securities Act set forth in Section 4(2) thereof and Rule 506 of Regulation D promulgated thereunder, insofar as such securities were issued only to “accredited investors” within the meaning of Rule 501 of Regulation D.

Other Agreements

Termination Agreement with Greenfield Capital Partners LLC

Concurrently with the execution of the agreements described above, the Company and Greenfield Capital Partners LLC (“Greenfield”) entered into a Termination Agreement, dated as of March 24, 2006 (the “Termination Agreement”). A copy of the Termination Agreement is attached hereto as Exhibit 10.4 and is incorporated herein by reference. Greenfield had previously been retained to act as the Company’s placement agent pursuant to a letter agreement dated December 1, 2004 (the “Placement Agent Agreement”). Pursuant to the Termination Agreement, (i) the parties agreed to terminate the Placement Agent Agreement and (ii) the Company agreed to issue 166.67 shares of Series E Preferred Stock to Greenfield in lieu of any compensation owed to Greenfield under the Placement Agent Agreement.

Greenfield agreed that, subject to certain specified exceptions, during the Restriction Period, it will not sell or transfer any shares of Technest Common Stock (or securities convertible into Technest Common Stock) without the consent of a majority in interest of the Investors. Furthermore, Greenfield also agreed that (i) it will not convert more that 10% of its shares of Series E Preferred Stock during any calendar month and (ii) it will not sell more than 10% of its shares of Technest Common Stock into the open market during any calendar month, subject to adjustment based on the trading price of Technest Common Stock.

The issuance of the Series E Preferred Stock to Greenfield was not registered under the Securities Act, but was made in reliance upon the exemptions from registration requirements of the Securities Act set forth in Section 4(2) thereof and Rule 506 of Regulation D promulgated thereunder, insofar as such securities were issued only to “accredited investors” within the meaning of Rule 501 of Regulation D.

Agreement with Verdi Consulting Inc.

Concurrently with the execution of the agreements described above, the Company and Verdi Consulting, Inc. (“Verdi”) entered into an Agreement (the “Verdi Agreement”). A copy of the Verdi Agreement is attached hereto as Exhibit 10.5 and is incorporated herein by reference. Pursuant to the Verdi Agreement, (i) the Company engaged Verdi to act as its exclusive agent to arrange and negotiate the exchange transaction described above and (ii) as compensation therefor, the Company agreed to pay Verdi a stock fee of 500,000 shares of Technest Common Stock, payable as of the closing of the exchange transaction.

Verdi agreed that, subject to certain specified exceptions, during the Restriction Period, it will not sell or transfer any shares of Technest Common Stock (or securities convertible into Technest Common Stock) without the consent of a majority in interest of the Investors. Furthermore, Verdi also agreed that it will not sell more than 10% of its shares of Technest Common Stock into the open market during any calendar month, subject to adjustment based on the trading price of Technest Common Stock.

The sale of the Technest Common Stock to Verdi was not registered under the Securities Act, but was made in reliance upon an exemption from the registration requirements of the Securities Act. In connection therewith, Verdi represented that it was an “accredited investor” within the meaning of Rule 501 of Regulation D under the Securities Act.

The foregoing summary of the transactions described above and the securities issued by the Company in connection therewith is qualified in its entirety by reference to the definitive transaction documents, copies of which are attached as exhibits to this Current Report on Form 8-K.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1
Articles of Amendment to Articles of Incorporation of the Company for Designation of Preferences, Rights and Limitations of Series E Preferred Stock, as filed with the Department of State of the State of Florida on March 27, 2006.

10.1	Redemption and Securities Purchase Agreement, dated as of March 24, 2006, among the Company and the Investors.

10.2	Registration Rights Agreement, dated as of March 24, 2006, among the Company and the Investors.

10.3
Escrow Agreement, dated as of March 24, 2006, among the Company, the Investors, Greenfield, Southridge Capital Management LLC, as representative of the Investors and Greenfield, and Greenberg Traurig, LLP, as escrow agent.

10.4	Termination Agreement, dated as of March 24, 2006, between the Company and Greenfield.

10.5	Agreement, dated as of March 24, 2006, between the Company and Verdi.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARKLAND TECHNOLOGIES, INC.

Date: March 28, 2006	By:	/s/ Gino M. Pereira
Gino M. Pereira
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1
Articles of Amendment to Articles of Incorporation of the Company for Designation of Preferences, Rights and Limitations of Series E Preferred Stock, as filed with the Department of State of the State of Florida on March 27, 2006.

10.1	Redemption and Securities Purchase Agreement, dated as of March 24, 2006, among the Company and the Investors.

10.2	Registration Rights Agreement, dated as of March 24, 2006, among the Company and the Investors.

10.3
Escrow Agreement, dated as of March 24, 2006, among the Company, the Investors, Greenfield, Southridge Capital Management LLC, as representative of the Investors and Greenfield, and Greenberg Traurig, LLP, as escrow agent.

10.4	Termination Agreement, dated as of March 24, 2006, between the Company and Greenfield.

10.5	Agreement, dated as of March 24, 2006, between the Company and Verdi.